SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ALLIANCE BANCSHARES CALIFORNIA

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLIANCE BANCSHARES CALIFORNIA

100 Corporate Pointe

Culver City, CA 90230

April 27, 2005

Dear Shareholders:

We cordially invite you to attend the 2005 Annual Meeting of Shareholders. The meeting will be held on Friday, May 27, 2005 at 10:00 A.M. at the Radisson Hotel Los Angeles Westside, 6161 West Centinela Avenue, Culver City, California.

We have enclosed the Notice of the 2004 Annual Meeting of Shareholders, the Proxy Statement, the Proxy Card and a postage prepaid return envelope, a copy of our Form 10-KSB filed with the Securities and Exchange Commission and a copy of our 2004 Summary Annual Report to Shareholders.

At the meeting, you will be asked to elect eight directors, to approve our new 2005 Equity Incentive Plan and to ratify our selection of McGladrey & Pullen, LLP as our independent auditors for the fiscal year ending December 31, 2005. We will also report on our performance in 2004 and answer your questions regarding Alliance Bancshares.

We look forward to seeing you at the meeting.

Sincerely,

Curtis S. Reis

Chairman of the Board,

Chief Executive Officer and President

ALLIANCE BANCSHARES CALIFORNIA

100 Corporate Pointe

Culver City, CA 90230

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held Friday, May 27, 2005

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Alliance Bancshares California will be held on Friday, May 27, 2005 at 10:00 a.m. (California time) at the Radisson Hotel Los Angeles Westside, 6161 West Centinela Avenue, Culver City, California.

At the Annual Meeting we will ask you to:

1.	Elect eight directors to serve for a term of one year and until their successors are elected and qualified. The persons nominated by the Board of Directors (Michael L. Abrams, Robert H. Bothner, Lyn S. Caron, Willie D. Davis, Curtis S. Reis, D. Gregory Scott, Andrew A. Talley, Robert H. Thompson) are described in the accompanying Proxy Statement;

2.	Approve the 2005 Equity Incentive Plan;

3.	Ratify our selection of McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2005; and

4.	Transact any other business that may properly be presented at the meeting.

If you owned Common Stock of Alliance Bancshares California on April 15, 2005, the record date, you are entitled to attend and vote at the meeting.

With regard to the election of directors, the Bylaws of Alliance Bancshares provide for the nomination of directors in the following manner:

“Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of the shareholders called for the election of directors: or (ii) ten (10) days after the date of the mailing of the notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee of the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of elections shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as director between the last day for giving notice in accordance with this paragraph and the date of the election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.”

By Order of the Board of Directors,
Michael L. Abrams
Corporate Secretary

April 27, 2005

IMPORTANT

THE PROMPT RETURN OF YOUR SIGNED PROXY WILL BE HELPFUL IN REDUCING EXPENSES INCIDENT TO OUR SOLICITATION OF PROXIES.

ALLIANCE BANCSHARES CALIFORNIA

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be held Friday, May 27, 2005

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement and proxy card?

We sent you this Proxy Statement and the enclosed proxy card because you own shares of Alliance Bancshares California. This Proxy Statement, which is furnished by the Board of Directors of Alliance Bancshares California, provides you with information that will help you to cast your vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

When you sign the proxy card, you appoint each of Lyn S. Caron and Michael L. Abrams, Directors of Alliance Bancshares, as your representatives at the Annual Meeting (your proxies). Ms. Caron and Mr. Abrams will vote your shares at the Annual Meeting, as you have instructed them on your proxy card(s). If an issue comes up for vote at the Annual Meeting that is not on the proxy card, Ms. Caron and Mr. Abrams will vote your shares, under your proxy, in accordance with their best judgment.

We began sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on April 27, 2005 to all shareholders entitled to vote. Shareholders who owned Common Stock on April 15, 2005 (the record date) are entitled to vote. On the record date, there were 5,908,679 shares of Common Stock outstanding. This is our only class of voting stock outstanding.

We have enclosed our 2004 Summary Annual Report to Shareholders and our Form 10-KSB filed with the Securities and Exchange Commission, which includes our financial statements. The Summary Annual Report and Form 10-KSB are not to be considered part of the soliciting materials.

What am I voting on?

We ask you to vote on the election of eight directors, the approval of our 2005 Equity Incentive Plan, and our selection of independent auditors for 2005. The sections entitled “Election of Directors,” “Approval of 2005 Equity Incentive Plan” and “Ratification of Selection of Independent Auditors” give you more information on these proposals.

At the time this Proxy Statement was printed, we knew of no other matters to be acted on by the shareholders at the Annual Meeting.

How many votes do I have?

You have one vote for each share of our Common Stock. In the election of directors, you may be permitted to “cumulate” your votes.

What is “cumulative voting”?

Cumulative voting is a manner of voting in the election of directors in which each shareholder is entitled to a total number of votes equal to the number of directors to be elected multiplied by the number of votes the shareholder would have on a single matter. The number of votes a shareholder has on a single matter is the number of shares of Common Stock held by the shareholder. For example, if you hold 1,000 shares of Common Stock, you are entitled to 8,000 total votes in the election of directors (eight—the number of directors—multiplied by one vote per share of Common Stock, or 8,000 votes). A shareholder may use all of his or her votes for one nominee, or may distribute his or her votes among two or more nominees as the shareholder sees fit. No shareholder may cumulate votes unless at least one shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes.

Ms. Caron and Mr. Abrams (your proxies) may, in their discretion, cumulate votes for shares with respect to which they have proxies.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes have no effect on the election of directors or the ratification of the selection of independent auditors. Abstentions and broker non-votes have the effect of voting against the proposal to adopt the 2005 Equity Incentive Plan.

How can I vote?

You may vote by mail

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the election of the nominees for directors identified in this Proxy Statement, FOR the approval of the 2005 Equity Incentive Plan and FOR the selection of McGladrey & Pullen, LLP as our independent auditors for 2005.

You may vote in person at the meeting

You may attend the Annual Meeting and vote in person. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting. Otherwise, we cannot count your votes.

May I revoke my proxy?

If you have returned your signed proxy card, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•	You may send in another proxy with a later date.

•	You may notify our Secretary in writing before the Annual Meeting that you have revoked your proxy.

•	You may vote in person at the Annual Meeting.

How will shares I hold in street name be voted?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority to vote customers’ shares on certain “routine” matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate proxy cards for each account. Please sign and return all proxy cards to ensure that all your shares are voted.

How many votes may be cast at the Annual Meeting?

Based on the number of shares of Common Stock outstanding on the record date, up to 5,898,679 votes may be cast on any matter.

How many shares do you need to hold the Annual Meeting (what are the quorum requirements)?

Shares representing a majority of our outstanding votes on the record date of April 15, 2005 must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Accordingly, a quorum will be 2,954,340 shares.

Shares are counted as present at the meeting if the stockholder either:

•	is present at the meeting, or

•	has properly submitted a proxy card.

Who nominates individuals for election to the Board of Directors?

Our bylaws state that nominations for the election of individuals to the Board of Directors may be made by the Board of Directors or by any holder of our voting stock. Nominations, other than those made by the Board of Directors, must be made in writing. If you wish to make such nominations, your notice must be received by the President of Alliance Bancshares by no later than 21 days prior to the Annual Meeting or 10 days after the Notice of Annual Meeting is sent to shareholders. The complete requirements for nominations are set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

If nominations to the Board of Directors are not made as outlined above, the Chairman of the meeting must disregard the nominations and instruct the inspectors of election to disregard all votes cast for such nominees.

How many votes must the director nominees have to be elected?

The eight nominees receiving the highest number of votes will be elected as directors. This number is called a plurality. If you do not vote for a particular nominee, or you withhold authority to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

What vote of our shareholders is required to approve the 2005 Equity Incentive Plan?

The affirmative vote of holders of a majority of the outstanding Common Stock is required to adopt the 2005 Equity Incentive Plan. If you do not vote or you do not return your proxy card and do not vote in person, it will have the same effect as voting against this proposal.

How many votes are required to ratify the selection of auditors?

The selection of McGladrey & Pullen, LLP will be ratified if a majority of the votes cast on the selection are in favor of ratification.

Who pays the costs of soliciting these proxies?

We pay for distributing and soliciting proxies and reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Our directors, officers and regular employees may solicit proxies in person, through mail, telephone or other means. We do not pay those individuals additional compensation for soliciting proxies.

ELECTION OF DIRECTORS

Our bylaws state that the Board of Directors will consist of not less than six directors nor more than eleven directors, with the exact number fixed from time to time by the Board or by the shareholders. The Board of Directors has fixed the number of directors at eight as of the Annual Meeting.

The Board has nominated the eight current directors for re-election. Each nominee has indicated that he or she is willing to serve as a director. If any nominee is unable to serve or for good cause will not serve, Ms. Caron or Mr. Abrams (your proxies) may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, the Board may fill the vacancy until the next annual meeting. It is presently intended that all directors elected at the Annual Meeting will also serve as directors of Alliance Bank.

Information About the Nominees

The following information is provided regarding the nominees.

Name	Age at 4/15/05	Year First Elected or Appointed Director of Bancshares/ Bank	Principal Occupation
Michael L. Abrams	60	2000/1980	Mr. Abrams is an attorney specializing in civil litigation since 1971. Since March 1990, he has conducted his practice as the owner of a law firm known as, at various times since 1990, the Law Offices of Michael L. Abrams and the law firm of Abrams & Burman.

Robert H. Bothner	75	2000/1989	Mr. Bothner was in the securities business from 1956 to 1988, and served as Chairman of Sutro & Co., Inc., a securities dealer and investment banking firm, from July 1986 until his retirement on December 31, 1988.

Lyn S. Caron	60	2000/1986	Ms. Caron has been with Alliance Bank since 1980, including serving as an Executive Vice President since 1999. She has also been an Executive Vice President of Alliance Bancshares since it was formed in 2000.

Willie D. Davis	69	2000/1979	Mr. Davis is, and has been since 1977, President of All Pro Broadcasting, Inc., owner-operator of radio stations KCXX-FM in San Bernardino, California, KATY-FM in Temecula, California and WJZI-FM, WLUM-FM and WMCS-AM in Milwaukee, Wisconsin. Mr. Davis is a member of the Board of Directors of Sara Lee Corporation, Dow Chemical Co., Johnson Controls, MGM Mirage, Manpower, Inc and Checker’s, Inc. Mr. Davis also serves as a trustee of the University of Chicago and Marquette University.

Curtis S. Reis	70	2000/1986	Mr. Reis has been President and Chief Executive Officer of the Alliance Bancshares since it was formed in 2001 and has also served as President and Chief Executive Officer of Alliance Bank since 1986. He was elected Chairman of Alliance Bank in 1991. Mr. Reis has been a commercial banker for over 45 years, 24 of which were with Bankers Trust Company, New York City, and six years with Crocker Bank, Los Angeles. Mr. Reis has served as a director of the California Bankers’ Association since 1990, is a member of its Executive Committee and is the past Chairman.

Name	Age at 4/15/05	Year First Elected or Appointed Director of Bancshares/ Bank	Principal Occupation
D. Gregory Scott	49	2000/1990	Mr. Scott is a Certified Public Accountant who has been a self-employed investor since 1998. From 1985 to 1998 he was General Manager and Chief Financial Officer of Shapell & Webb, a real estate investment and management company.

Andrew A. Talley	49	2003/2003	Mr. Talley has been President of Talley & Company, Certified Public Accountants, located in Orange, California, since 1989. He is a certified public accountant and an attorney.

Robert H. Thompson	68	2000/1986	Mr. Thompson is currently an owner and, since 1960, has been a partner of the Hal Thompson Company, a commercial and industrial real estate brokerage firm in the Los Angeles metropolitan area.

Board Committees and Meetings

The Board of Directors met 12 times during fiscal year 2004. No director attended less than 75% of all meetings held in 2004 of the Board of Directors and Committees on which he or she served.

The following information is provided regarding certain Board Committees standing during 2004.

Audit Committee.    The members of the Audit Committee in 2004 were Messrs. Scott (Chairman), Talley (appointed in March 2004) and Bothner. Mr. Abrams served on the Audit Committee until March 2004. The Audit Committee held seven meetings during 2004. The functions of the Audit Committee and its activities during fiscal 2004 are described below under the heading “Report of the Audit Committee.”

The Board of Directors has determined that Mr. Scott is an “audit committee financial expert” as that term is defined in Regulation S-B of the Securities and Exchange Commission. The Board of Directors has also determined that each current member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 and under the rules of the NASD.

Compensation and Nominating Committee.    The members of the Compensation and Nominating Committee are Messrs. Davis (Chairman), Bothner, Talley (appointed in March 2004) and Abrams. Each of these directors is considered “independent” under the rules of the NASD. The Compensation and Nominating Committee met six times during 2004. The purposes of the Compensation Committee are to (i) review not less than annually the performance and compensation of our executive officers; (ii) make recommendations to the Board of Directors regarding the compensation of our executive officers; (iii) establish the amount and criteria for bonuses; (iv) recommend to the Board of Directors individuals to fill vacancies created by the resignation of director or the expansion of the Board; and (v) recommend the slate of directors to be nominated by the Board of Directors for election at annual meetings of shareholders. The Compensation and Nominating Committee does not presently have a Charter.

The Compensation and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. The Compensation and Nominating Committee believes that members of the Board should have the highest professional and personal ethics and values. When considering candidates for director, the Compensation and Nominating Committee takes into account a number of factors in addition to the foregoing, including the following:

•	Judgment, skill, integrity and reputation

•	Experience at policy-making level in business, government or education

•	Experience in banking and the businesses targeted by us for lending and deposit relationships

•	Independence from management

•	Willingness to devote the required amount of time to perform duties and responsibilities of a Director and a commitment to enhancing shareholder value

•	Willingness to represent the interests of all shareholders

•	Existing commitments to other businesses

•	Actual or potential conflicts of interest with other pursuits

•	Corporate governance background

•	Financial and accounting background, to enable the Compensation and Nominating Committee to determine whether the candidate would be suitable for Audit Committee membership

•	Executive compensation background, to enable the Compensation and Nominating Committee to determine whether the candidate would be suitable for Compensation Committee membership

•	Size and composition of the existing Board

The Compensation and Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time, and not all of the above factors are weighted equally. The Compensation and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Compensation and Nominating Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, or the size of the Board is expanded, the Compensation and Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the Compensation and Nominating Committee through current Board members or management, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Compensation and Nominating Committee, and may be considered at any point during the year.

The Compensation and Nominating Committee will consider candidates for directors recommended by shareholders who follow the proper procedures in submitting the recommendation. To be considered for election at an annual meeting, the recommendation must be submitted no later than January 31 of the year in which the meeting will be held. The recommendation must by in writing addressed to the Corporate Secretary and must include the following: (i) statement that the writer is a stockholder and is proposing a candidate for consideration by the Compensation and Nominating Committee; (ii) name and contact information for the candidate; (iii) statement of the candidate’s business and educational experience; (iv) information regarding each of the factors listed above (other than the factor regarding board size and composition) sufficient to enable the Compensation and Nominating Committee to evaluate the candidate; (v) statement detailing any relationship between the candidate and any competitor of Alliance Bancshares and its subsidiaries; (vi) detailed information about any relationship or understanding between the writer and the candidate; and (vii) statement that the candidate is willing to be considered and is willing to serve as a director if nominated and elected.

Stockholders may personally nominate directors at an annual meeting by the following the procedures for stockholder nominations set forth in the Bylaws, which are set forth under “Information about the Annual Meeting and Voting—Who nominates individuals for election to the Board of Directors?”

Compensation of Directors

Alliance Bancshares does not pay cash fees to its directors but from time to time grants options to its outside directors under the 1996 Combined Incentive and Non-Qualified Stock Option Plan. In 2004, Alliance Bancshares granted options to purchase an aggregate of 10,000 shares of Common Stock to two non-employee directors.

Alliance Bank compensates its non-employee directors. In 2004, Alliance Bank paid non-employee directors an annual retainer of $7,500 and a fee of $500 for each Board meeting attended. In 2004, Alliance Bank paid fees aggregating $82,100 to non-employee directors.

Director Attendance at Annual Meetings

We typically schedule a board meeting in conjunction with our Annual Meeting and expect that our directors will attend, absent a valid business or personal conflict. All of the directors attended our 2004 Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Board nominees.

APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

We are asking the shareholders to approve our new 2005 Equity Incentive Plan (the “Plan”). The Board of Directors adopted the Plan in March 2005. A copy of the 2005 Plan is attached as Exhibit A to this Proxy Statement.

The Board adopted the 2005 Plan because our existing plan, the 1996 Combined Incentive and Non-Qualified Stock Option Plan (the “1996 Plan”), expires in February 2006, which will be prior to our 2006 Annual Meeting of Shareholders. In addition, as of March 31, 2005, only 80,900 shares were available for future option grants under the Plan. Accordingly, our Board adopted the 2005 Plan to ensure that we would have available a sufficient number of shares for equity compensation during 2005 and thereafter following expiration of the 1996 Plan. We intend to continue to award options under the 1996 Plan until it expires.

Summary of the Plan

Purpose.    The purpose of the 2005 Plan is to encourage selected employees, directors, consultants and advisors to accept and continue employment with us and our affiliates and to increase their interest in our welfare with the ability to participate in the growth of the value of our Common Stock.

Administration of the Plan.    The 2005 Plan may be administered by either the Board of Directors or, at the discretion of the Board, a committee of the Board (the “Administrator”). The Board has delegated administration of the 2005 Plan to its Compensation and Nominating Committee. The Administrator has broad discretion and authority in administering the 2005 Plan, including the right to reduce the exercise price of any option, the base price of any SAR or the purchase price of Restricted Stock, or to accelerate vesting.

Types of Awards.    The Administrator may authorize the following types of awards under the 2005 Plan: (1) the grant of “incentive” stock options –options intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (“ISOs”); (2) the grant of options which do not meet those requirements (“Non-Qualified Options”); (3) the sale of Common Stock (“Restricted Stock”); and (4) the grant of stock appreciation rights (“SARs”).

Eligible Participants.    All directors, employees, consultants and advisors are eligible to receive awards under the 2005 Plan. At April 15, 2005, 81 persons were eligible to participate in the 2005 Plan.

Shares Subject to the Plan.    We may not issue more than 450,000 shares of our Common Stock pursuant to the 2005 Plan. Any shares subject to an option or SAR that terminates or expires without being exercised become available for future awards under the 2005 Plan. If the shares of Restricted Stock are forfeited or repurchased by the Company, the shares are again available for issuance under the 2005 Plan. No person may receive options, SARS or Restricted Stock in any 12-month period for more than 100,000 shares.

Terms and Conditions of Options and SARs.    The exercise price of any option, or the base value of any SAR, may not be less than the fair market value of the Common Stock on the date of grant (110% of the fair market value for options granted to 10% shareholders). The closing sales price of our Common Stock on April 20, 2005 was $9.50. No option or SAR may be exercised more than 10 years after the date of grant (five years with respect to options granted to 10% shareholders). No option may be transferred or assigned without the consent of the Administrator except by will or the laws of descent and distribution. The exercise price of options may be paid in cash or, with the consent of the Administrator, by a full recourse promissory note, delivery of other shares of Common Stock (including shares acquired upon exercise of the related options), or by cashless exercise, to the extent and subject to applicable regulations.

Terms and Conditions of Restricted Stock Sales.    Restricted Stock may be sold at a sales price not less than the fair market value of the Common Stock on the date of sale. The Administrator determines the terms and conditions of the sale, including the consideration for the Restricted Stock, which may include cash, promissory notes and services.

Amendments to the Plan.    The Board may amend, alter, suspend or discontinue the Plan at any time. No amendment, alteration, suspension or discontinuance requires shareholder approval unless such approval is required to preserve incentive stock option treatment for federal income tax purposes or the Board otherwise concludes that shareholder approval is advisable or required by law.

Termination of the Plan.    The Plan will terminate on March 24, 2015. The termination of the Plan will not affect any outstanding option or SAR.

Certain Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2005 Plan based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

General.    A recipient of an award of options or SARs under the 2005 Plan realizes no taxable income at the time of grant. The recipient generally realizes no taxable income at the time of an award of Restricted Stock, so long as the Restricted Stock is not vested and an election under Section 83(b) of the Internal Revenue Code is not made.

Incentive Stock Options.    The holder of an ISO does not recognize taxable income upon exercise of the ISO. In order to retain this tax benefit, the holder must make no disposition of the shares so received for at least one year from the date of exercise and at least two years from the grant of the ISO. Assuming compliance with this and other applicable tax provisions, the holder will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If a holder disposes of shares acquired by exercise of an ISO before the expiration of the above-noted periods, the gain arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent the lesser of (a) the fair market value of the shares on the date the ISO was exercised or (b) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the holder will recognize as an addition to his or her tax base, upon the exercise of an ISO, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If the holder makes a disqualifying disposition in the year of exercise, the holder will recognize taxable income for purposes of the regular income tax and the holder’s alternative minimum tax base will not be additionally increased.

Nonqualified Options.    The holder of a Non-Qualified Option recognizes ordinary income at the time of the exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. This taxable income is subject to payroll tax withholding if the holder is an employee. When a holder disposes of shares acquired upon the exercise of a Non-Qualified Option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon on the holding period of the shares.

SARs.    The benefit under an SAR is taxable at its value on the date of exercise of the SAR and is subject to payroll tax withholding if the holder is an employee.

Restricted Stock.    The recipient of Restricted Stock recognizes ordinary income when the stock vests in an amount equal to the excess of the fair market value of the shares at the time of vesting over the purchase price for such shares, if any, subject to payroll tax withholding if the holder is an employee. When the recipient sells Restricted Stock that has vested, any amount received in excess of the fair market value of the shares on the date of vesting will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value on the date of vesting, the loss will be treated as long-term or short-term capital loss, depending on the holding period of the shares. Dividends paid on Restricted Stock that has not vested and that has not been the subject of an election under Section 83(b) of the Internal Revenue Code are treated as compensation income, subject to payroll tax withholding with respect to an employee.

Section 83(b) of the Internal Revenue Code permits the recipient to elect, not more than 30 days after the date of receipt of Restricted Stock, to include as ordinary income the difference between the fair market value of the Restricted Stock on the date of grant and its purchase price (rather than being taxed as the shares vest). If such election is made the holding period for long-term capital gain or loss treatment commences at that time and the tax basis of the shares is their fair market value at the date of grant. Because the 2005 Plan provides that Restricted Stock may not be sold for less that its fair market value, we expect that each recipient will make an election under Section 83(b) of the Internal Revenue Code.

Deduction to the Company.    The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income as a result of the award, assuming that the limitation under Section 162(m) of the Internal Revenue Code is not applicable.

Summary of Existing Equity Compensation Plans

The following table sets forth information concerning equity compensation plans as of December 31, 2004 (the only such plan is the 1996 Plan):

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	418,500	$4.19	80,900
Equity compensation plans not approved by security holders	—	—	—
Total	418,500		80,900

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of Common Stock is required to approve the Plan. If you do not vote or you do not return your proxy card and do not vote in person, it will have the same effect as voting against this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the 2005 Equity Incentive Plan.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected McGladrey & Pullen, LLP as our independent auditors for the year ending December 31, 2005. We are asking the shareholders to ratify this selection.

McGladrey & Pullen LLP audited our financial statements for the year ended December 31, 2004 and 2003. We expect a representative from McGladrey & Pullen LLP will be present at the Annual Meeting, and we will provide the representative with the opportunity to make a statement if desired and to respond to appropriate questions by shareholders.

We paid the following fees to McGladrey & Pullen LLP in 2003 and 2004:

	2003	2004
Audit Fees	$53,000	$50,000
Audit-related Fees	$2,600	$2,000
Tax Fees	$27,200	42,200

It is the policy of the Audit Committee that it must pre-approve all audit and non-audit services by the independent auditor. The Audit Committee has delegated to the Chairman of the Committee the authority to approve certain non-audit services. All of the services performed by McGladrey & Pullen LLP in 2003 and 2004 were pre-approved by the Audit Committee.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the ratification of the selection of McGladrey & Pullen LLP as our independent auditors for the year ending December 31, 2005.

The ratification of the selection of McGladrey & Pullen requires the affirmative vote of the holders of a majority of the number of shares voting on this matter. If the shareholders do not ratify the selection, the adverse vote will be deemed to be an indication to the Audit Committee that it should consider selecting other independent auditors for 2005. Because of the difficulty and expense of substituting accounting firms, it is the intention of the Audit Committee that the appointment of McGladrey & Pullen for the year 2005 will stand unless, for a reason other than the adverse vote of the shareholders, the Audit Committee deems it necessary or appropriate to make a change. The Audit Committee also retains the power to appoint another independent auditor at any time or from time to time if it determines it is in our best interests.

OTHER INFORMATION

Security Ownership of Principal Shareholders and Management

The following table provides information as of the record date regarding the Common Stock and 7% Series A Non-Cumulative Convertible Preferred Stock (the “Series A Preferred”) owned by: (i) each person we know to beneficially own more than 5% of the outstanding Common Stock; (ii) each of our directors and nominees for director; (iii) each of our executive officers named in the Summary Compensation Table included in this Proxy Statement; and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, to our knowledge each person identified in the table has sole voting and investment power with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class	Number of Shares of Series A Preferred	Percent of Class
Michael L. Abrams	114,650	(2)	1.9%	10,000	1.4%
Robert H. Bothner	122,403	(3)	2.1	7,000	1.0
Lyn S. Caron	110,600	(4)	1.9	5,000	0.7
Willie D. Davis	553,373	(5)	9.4	14,000	1.9
Curtis S. Reis	938,615	(6)	15.7	9,000	1.2
D. Gregory Scott	132,671	(7)	2.3	10,000	1.4
Andrew A. Talley	10,000	(8)	0.2	10,000	1.4
Robert H. Thompson	274,159	(9)	4.7	5,000	0.7
Daniel T. Jackson	41,000	(10)	0.7	2,500	0.3
Daniel L. Erickson	5,150	(11)	0.1	2,500	0.3
Pamela Reis	790,100	(12)	13.1	15,000	2.0
All directors and executive officers as a group (10 persons)	2,302,621	(13)	37.0	75,000	10.2

(1)	The business address of each director and executive officer is c/o Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.
(2)	Includes: (i) 40,000 shares which may be acquired upon exercise of options: and (ii) 10,000 shares that may be acquired upon conversion of the Series A Preferred.
(3)	Includes: (i) 20,000 shares that may be acquired upon exercise of options; and (ii) 7,000 shares that may be acquired upon conversion of the Series A Preferred.
(4)	Includes: (i) 50,000 shares which may be acquired upon exercise of options; and (ii) 5,000 shares which may be acquired upon conversion of the Series A Preferred.
(5)	Includes: (i) 10,000 shares that may be acquired upon exercise of options; and (ii) 14,000 shares that may be acquired upon conversion of the Series A Preferred.
(6)	Includes 757,100 shares, including 9,000 shares that may be acquired upon conversion of the Series A Preferred and 100,000 shares that may be acquired upon exercise of warrants, held by the Reis Family Trust, with respect to which Mr. Reis shares voting and investment power with his spouse Pamela Reis as co-trustee.
(7)	Includes: (i) 10,000 shares which may be acquired upon exercise of options; and (ii) 10,000 shares which may be acquired upon conversion of the Series A Preferred.
(8)	Includes 10,000 shares that may be acquired upon conversion of the Series A Preferred.
(9)	Includes: (i) 10,000 shares owned by a partnership of Mr. Thompson and his children; and (ii) 5,000 shares that may be acquired upon conversion of the Series A Preferred.
(10)	Includes: (i) 7,000 shares that may be acquired upon exercise of options; and (ii) 2,500 shares which may be acquired upon conversion of the Series A Preferred.
(11)	Includes (i) 2,000 shares that may be acquired upon exercise of options; and (ii) 2,500 shares that may be acquired upon conversion of the Series A Preferred.

(12)	Includes: (i) 6,000 shares which may be acquired upon conversion of the Series A Preferred; and (ii) 757,100 shares, including 9,000 shares which may be acquired upon conversion of the Series A Preferred and 100,000 shares that may be acquired upon exercise of warrants, held by the Reis Family Trust, which respect to which Ms. Reis shares voting and investment power with her spouse Curtis S. Reis as co-trustee.
(13)	Includes: (i) 239,000 shares that may be acquired upon exercise of options and warrants; and (ii) 75,000 shares that may be acquired upon conversion of the Series A Preferred.

Compliance with Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and 10% shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Common Stock and to provide us with copies of the reports. Based on our review of these reports, we believe that all of these persons have filed all required reports on a timely basis in 2004 except the following reports were filed late: (i) each of Messrs. Abrams, Bothner, Davis, Reis, Scott and Thompson and Ms. Caron did not file on a timely basis a form in connection with his or her conversion of convertible subordinated debentures into shares of Common Stock; and (ii) each of Messrs. Reis, Erickson and Jackson did not file on a timely basis a form in connection with his receipt of a stock option under the 1996 Combined Incentive and Non-Qualified Stock Option Plan.

Executive Officers

Our executive officers are Curtis S. Reis, Daniel T. Jackson, Lyn S. Caron and Daniel L. Erickson. The biographies of Mr. Reis and Ms. Caron are included under the section “Election of Directors.”

Mr. Jackson (age 46) has been employed by Alliance Bank since 1997, and was appointed Executive Vice President/Chief Credit Officer of the Bank in 1999 and of Alliance Bancshares California in 2001.

Mr. Erickson (age 60), who is a Certified Public Accountant, was appointed Executive Vice President and Chief Financial Officer of Alliance Bancshares California and Alliance Bank in May 2002. From November 1998 to April 2002 he was the Executive Vice President and Chief Financial Officer of Pacific Mercantile Bank, Costa Mesa, California.

Compensation of Executive Officers

The following table shows certain information regarding compensation paid during the last three years to the Chief Executive Officer and each person who was an executive officer at the end of 2004 whose salary and bonus exceeded $100,000 during 2004 (the “Named Executive Officers”).

Summary Compensation Table

Long-Term Compensation
	Year	Annual Compensation			Securities, Underlying Options/ SARs(#)	All Other Compensation($)(2)
Name and Principal Position		Salary(s)	Bonus($)(1)
Curtis S. Reis Chief Executive Officer and President	2004 2003 2002	190,000 173,333 147,160	144,000 93,391 74,000		15,000 25,000 —	7,911 7,361 9,095

Daniel T. Jackson Executive Vice President/ Chief Credit Officer	2004 2003 2002	155,000 144,333 134,167	133,900 76,601 29,000		10,000 — —	9,531 7,850 7,180

Lyn S. Caron Executive Vice President	2004 2003 2002	120,667 114,000 109,583	44,000 48,625 18,000		— — —	6,108 6,385 5,764

Daniel L. Erickson(3) Executive Vice President and Chief Financial Officer	2004 2003 2002	116,000 111,333 72,000	44,080 20,226 29,000	(4)	5,000 10,000 —	5,557 4,830 1,620

(1)	Includes commissions for the generation of eligible new business.
(2)	Represents amounts contributed by the Bank under the Alliance Bank Employees’ Savings Plan, described below.
(3)	Mr. Erickson commenced employment in May 2002.
(4)	Includes a sign-on bonus of $20,000.

The following table sets forth certain information with respect to options granted during 2004 by the Named Executive Officers:

2004 Option Grants

Name	No. of Securities Underlying Options/ SARs Granted(1)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date
Curtis S. Reis	15,000	14.2%	$9.90	11/19/09
Daniel T. Jackson	10,000	9.5	$9.00	11/19/14
Lyn S. Caron	—	—	—	—
Daniel L. Erickson	5,000	4.7	$9.00	11/19/14

(1)	Each of these options vests at the rate of 20% per year.

The following table sets forth certain information regarding options exercised during 2004 by the Named Executive Officers and the options held by the Named Executive Officers at year-end.

2004 Option Exercises and Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options/ SARs at Fiscal Year End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Curtis S. Reis	0	—	5,000	35,000	$13,950	$55,800
Daniel T. Jackson	30,000	$215,000	20,000	7,000	$50,250	$26,000
Lyn S. Caron	0	—	50,000	0	$415,000	—
Daniel L. Erickson	0	—	2,000	13,000	$6,800	$29,700

(1)	In accordance with Securities and Exchange Commission rules, the value of unexercised “in-the-money” options is the difference between the closing sale price of the Common Stock on December 31, 2004 ($9.50 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

1996 Combined Incentive and Non-Qualified Stock Option Plan

The 1996 Combined Incentive and Non-Qualified Stock Option Plan (the “1996 Plan”) provides for the issuance of up to 800,000 shares of Common Stock upon the exercise of options granted to our directors, officers and employees. Options may be either “incentive stock options”—options which contain certain terms and conditions set forth in Section 422 of the Internal Revenue Code (“Incentive Stock Options”)—or options which do not contain such terms and conditions (“Non-Qualified Stock Options”). The purpose of the 1996 Plan is to provide participating directors, officers and employees incentive for high-levels of performance and for unusual efforts to increase our earnings.

The 1996 Plan may be administered by either the Board of Directors or, at the discretion of the Board, a committee of the Board (the “Administrator”). Currently, the 1996 Plan is administered by the Compensation and Nominating Committee. The Administrator has broad discretionary authority in administering the 1996 Plan.

Full-time salaried officers and employees who have completed six months of service and directors are eligible to be granted options under the 1996 Plan. A person may receive more than one option under the 1996 Plan.

The Administrator has the authority to determine who receives options and the terms and conditions of the options. The Administrator may specify conditions upon which each option may become exercisable (“vest”) provided that each option must vest at a rate of at least 20% per year. The exercise price of any option may not be less than the fair market value of the Common Stock as determined by the Administrator on the date of the grant, except that the exercise price of any options granted to a 10% shareholder may not be less than 110% of the fair market value of Common Stock on the date of grant. The exercise price may be paid in cash or by check or any other consideration acceptable to the Administrator. The term of any option may not exceed ten years, except that the term of any option granted to a 10% shareholder may not exceed five years. An option will terminate prior to its stated expiration date within a specified period following termination of employment (or service as a director) of the optionee. No option is transferable except by will of the laws of descendant distribution.

The 1996 Plan may be amended from time to time by the Board of Directors. Certain amendments also require the approval of a majority of the shares entitled to vote and a majority of the disinterested shares voting on the matter. The Board of Directors may amend any outstanding option, including reducing the exercise price to not less that the fair market value of the Common Stock on the date of the amendment, provided that any amendment which adversely affects the optionee must also be approved by the optionee.

The 1996 Plan was adopted in 1996, and will terminate in February 2006.

Employee Savings Plan

Although Alliance Bancshares does not have an employees’ savings plan, our employees participate in the Alliance Bank Employees’ Savings Plan, a defined contribution/salary reduction 401(k) plan that became effective in November 1983. Under the Alliance Bank Employees’ Savings Plan, all full-time employees who have completed three months of service are eligible to have up to 15% of their gross monthly salary withheld and contributed to the Plan. Alliance Bank currently matches 100% of employee contributions up to 4% (5% effective January 1, 2005) of gross monthly salary. This Plan was established as a means for eligible employees to save for their retirement. Participants select from several investment options, none of which provides for investment in the stock of either Alliance Bancshares or Alliance Bank.

Certain Relationships and Related Transactions

From time to time we have made loans to directors and executive officers. All of these loans, which were either made or were outstanding in 2004, were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectability or present other unfavorable features.

Code of Ethics

We have a code of ethics that applies to our officers and employees. We will provide without charge a copy of the code of ethics to any person who so requests by a letter addressed to the Corporate Secretary, Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Alliance Bancshares California specifically incorporates this Report by reference therein.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In this connection, the Audit Committee assists the Board in oversight of the Alliance Bancshares’ accounting and financial reporting, internal controls and the audit of the financial statements. The Audit Committee advises the Board of Directors in the selection, evaluation and replacement of independent auditors to the Board of Directors, approves all non-audit services and fees for audit and non-audit services charged by the independent auditors.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter was attached to the 2004 Proxy Statement.

In fulfilling its oversight responsibilities the Audit Committee reviewed and discussed the audited financial statements included in the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with our quarterly reports on Form 10-QSB. The Audit Committee also met and discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Alliance Bancshares and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Audit Committee also met and discussed with the independent auditors issues related to the overall scope and objectives of the audit, internal controls, the specific results of the audit investigation, critical accounting policies and the subjective judgments utilized in the preparation of the financial statements. Management attended some or all of each of these meetings.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for fiscal year 2004 filed with the Securities and Exchange Commission.

Management is responsible for Alliance Bancshares’ financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Alliance Bancshares’ independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is neither our duty nor our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Alliance Bancshares and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Alliance Bancshares’ financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our consultations and discussions with management and the independent auditors do not assure that Alliance Bancshares’ financial statements are presented in accordance with generally accepted accounting principles, that the audit of Alliance Bancshares financial statements has been carried out in accordance with generally accepted auditing standards or that Alliance Bancshares’ independent accountants are in fact “independent.”

Respectfully submitted by the Audit Committee.

/s/ D. Gregory Scott, Chairman

/s/ Robert H. Bothner

/s/ Andrew A. Talley

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders who want to communicate with the Board of Directors or any individual Director should write to: Corporate Secretary, Alliance Bancshares California, Culver City, California 90230. The letter should indicate that you are a shareholder of Alliance Bancshares California, and set forth the number of shares you hold and how the shares are held if they are not registered in your name. Depending upon the subject matter, the Corporate Secretary will:

•	Forward the communication to the Director or Directors to whom it is addressed

•	Delegate the inquiry to management where it is a request for information about us or a stock-related matter

•	Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic, or is repetitive or redundant

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

If you wish to submit a proposal to be included in our proxy statement for the 2006 Annual Meeting of Shareholders, we must receive them on or before January 1, 2006. Please address your proposals to: Corporate Secretary, Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

OTHER MATTERS

Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

Alliance Bancshares California will furnish without charge a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, including the financial statements and financial statement schedules thereto, to any shareholder who so requests by writing to Corporate Secretary, Alliance Bancshares California, 100 Corporate Pointe, Culver City, California 90230.

By Order of the Board of Directors

Michael L. Abrams Corporate Secretary

Dated: April 27, 2005

EXHIBIT A

ALLIANCE BANCSHARES CALIFORNIA

2005 EQUITY INCENTIVE PLAN

1. PURPOSES OF THE PLAN

The purposes of the 2005 Equity Incentive Plan (the “Plan”) of Alliance Bancshares California, a California corporation (the “Company”), are to:

1.1 Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2 Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3 Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”). All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2. TYPES OF AWARDS; ELIGIBLE PERSONS

2.1 The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (ii) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (iii) sell shares of Common Stock (“Restricted Stock”) and (iv) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants. Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan. For purposes of the Plan: (i) the term “Affiliate” means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code; (ii) the term “employee” includes an officer or director who is an employee of the Company; (iii) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (iv) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.2 Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

3. STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

3.1 Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued as Restricted Stock or on the exercise of Options or SARs under the Plan shall not exceed 450,000 shares. The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan. If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise

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issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan. No eligible person shall be granted Options or other awards during any twelve-month period covering more than 100,000 shares.

3.2 If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4. ADMINISTRATION

4.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part of thereof) (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2 Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and SARs and grant or sell Restricted Stock; (ii) to determine the fair market value of the shares of Common Stock subject to Options or other awards; (iii) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of Restricted Stock; (iv) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or Restricted Stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of Restricted Stock granted or sold; (v) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any Restricted Stock award under the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and SAR granted and award of Restricted Stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (viii) with the consent of the Grantee, to rescind any award or exercise of an Option or SAR; (ix) to modify or amend the terms of any Option, SAR or Restricted Stock (with the consent of the Grantee or holder of the Restricted Stock if the modification or amendment is adverse); (x) to reduce the purchase price of Restricted Stock or exercise price of any Option or base price of any SAR; (xi) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or SAR or the date on which the restrictions on Restricted Stock lapse; (xii) to issue shares of Restricted Stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (xiii) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option, SAR or award of Restricted Stock; (xiv) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xv) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of Restricted Stock.

4.3 All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of Restricted Stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

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5. GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1 No Options or SARs shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

5.2 Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee”, which term shall include the permitted successors and assigns of the Grantee with respect to the Option or SAR). In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3 Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4 Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

5.5 For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.

6. TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2. SARs shall be subject to the terms and conditions of Section 6.4.

6.1 Terms and Conditions to Which All Options and SARs Are Subject.    All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure.    Subject to Section 6.1.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each Option and SAR outstanding under the Plan, and the exercise price of each outstanding Option and the base value of SAR, shall be automatically and proportionately adjusted; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Such adjustment, however, in any outstanding Option or SAR shall be made without change in the total price applicable to the unexercised portion of the Option or SAR but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option or SAR. Any determination by the Administrator in connection with these adjustments shall be final, binding, and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2 Corporate Transactions.    Except as otherwise provided in the applicable agreement, in the event of a Corporate Transaction (as defined below), all Options and SARs shall terminate upon consummation of the Corporate Transaction unless the Administrator determines that they shall survive. If the Administrator determines that outstanding Options and SARs shall survive, and if the Company shall not be the surviving entity in the Corporate Transaction, the Administrator shall provide that the outstanding Options and SARs shall be assumed or an equivalent Option or SAR substituted by an applicable successor entity or any Affiliate of the successor entity. If outstanding Options and SARs are to terminate upon consummation of the Corporate Transaction, any Options or SARS outstanding immediately prior to the consummation of the

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Corporate Transaction shall be deemed fully vested and exercisable immediately prior to the consummation of the Corporate Transaction (provided that the Option or SAR has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option or SAR prior to the Corporate Transaction as required by the agreement evidencing the Option or SAR). The Administrator shall notify each Grantee of an outstanding Option or SAR of a proposed Corporate Transaction at least 30 days prior thereto or as soon as may be practicable, and the exercise of any Option or SAR by a Grantee thereafter shall be contingent upon consummation of the Corporate Transaction unless the Grantee expressly elects otherwise with respect to vested shares. A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

6.1.3 Time of Option or SAR Exercise.    Subject to Section 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement. However, in no case may an Option or SAR be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

6.1.4 Grant Date.    The date of grant of an Option or SAR under the Plan shall be the date approved or specified by the Administrator and reflected as the effective date of the applicable agreement.

6.1.5 Non-Transferability of Rights.    Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the grantee except by will or by the laws of descent and distribution. During the life of the grantee, an Option or SAR shall be exercisable only by the grantee or permitted transferee.

6.1.6 Payment.    Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company. The Administrator in its discretion include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment:

(a) Subject to the Sarbanes-Oxley Act of 2002, acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b) Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c) Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

(d) By means of so-called cashless exercises through a securities broker to the extent permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7 Termination of Employment.    Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by the Company or any of its Affiliates, Options held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole

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or in part at any time (but in no event after the Expiration Date) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination. For purposes of this Section 6.1.7, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute

6.1.8 Withholding and Employment Taxes.    At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.9 Other Provisions.    Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.10 Determination of Fair Market Value.    For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a) If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.11 Option and SAR Term.    No Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.2 Terms and Conditions to Which Only NQOs and SARs Are Subject.    Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

6.2.1 Exercise Price.    The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.10).

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6.3 Terms and Conditions to Which Only ISOs Are Subject.    Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1 Exercise Price.    The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted. The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.2 Disqualifying Dispositions.    If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3 Grant Date.    If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4 Term.    Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

6.4 Terms and Conditions Applicable Solely to SARs.    In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

6.5 Manner of Exercise.    A Grantee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised. Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.5, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

7. RESTRICTED STOCK

7.1 Sale of Restricted Stock.

7.1.1 No awards of Restricted Stock shall be made under the Plan after 10 years from the date of adoption of the Plan by the Board.

7.1.2 The Administrator may issue Restricted Stock under the Plan for such consideration (including services, and, subject to the Sarbanes-Oxley Act of 2002, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Administrator; provided that the sales price may not be less than the fair market value of the stock (as determined under Section 6.1.10). The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to

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forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

7.1.3 All Common Stock issued pursuant to this Section 7.1 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator.

7.1.4 The Administrator may require any purchaser of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.

7.2 Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2 hereof, the Administrator, in its sole discretion, may remove any restrictions as to any Restricted Stock or it may provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

8. COMPLIANCE WITH CALIFORNIA CODE OF REGULATIONS.

8.1 Except during any period in which the grant of Options and grant or sale of Restricted Stock under this Plan is exempt from qualification under the California Corporate Securities Law of 1968 pursuant to any exemption other than Section 25102(o) of such Law, the Plan, all Options granted and all Restricted Stock granted or sold under the Plan shall comply with Sections 260.140.41, 260.140.42, 260.140.45 and 260.140.46 of Title 10 of the California Code of Regulations, as in effect and as from time to time amended (“Title 10”), including the following (which shall be deemed modified or amended by any corresponding change in the applicable regulations):

8.1.1 At no time shall the total number of securities issuable upon exercise of all outstanding options (excluding options, warrants and rights excluded by Section 260.140.45) and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the 30% limitation set forth in Section 260.140.45 of Title 10 based on the securities of the Company which are outstanding at the time the calculation is made.

8.1.2 The exercise price of the Option, and the purchase price of Restricted Stock, shall not be less than 85% (100% in the case of any person who owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company) of the fair market value of the stock covered by the Option at the time the Option is granted (with fair value and total combined voting power determined in accordance with Section 260.140.41(b) and 260.140.42(b), as applicable, of Title 10).

8.1.3 No Option shall be transferable except by will, the laws of descent and distribution, or as permitted by Rule 701 under the Securities Act of 1933, as amended.

8.1.4 If the Option is granted to an employee other than an officer, director, manager or consultant, it shall be exercisable at the rate of at least 20% per year over five years.

8.1.5 If the Restricted Stock is sold to an employee other than an officer, director, manager or consultant, any right to repurchase at the original purchase price must lapse at the rate of at least 20% per year over five years and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the stock within 90 days of termination of employment.

8.1.6 If the Option gives the Company the right to repurchase shares acquired upon exercise of the Option upon termination of employment, it must comply with Section 260.140.41 of Title 10.

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8.1.7 The Option shall remain exercisable (to the extent the optionee is entitled to exercise on the date of termination of employment) for at least: (i) six months after the date of termination of employment where termination occurs by reason of an optionee’s death or disability; or (ii) 30 days after the date of termination of employment if termination was for any reason other than death, disability or termination by the Company for cause (as defined in the applicable agreement or in any agreement with the Company pertaining to employment) (provided that in each case that the Option shall not be exercisable after the Expiration Date).

8.2 Annual Financial Statements.    The Company shall provide to each Grantee financial statements of the Company at least annually.

9. EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan, any Option or SAR granted under the Plan, or any Restricted Stock sold under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee or holder of Restricted Stock or an SAR at any time, nor confer upon any Grantee or holder of Restricted Stock or an SAR any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

10. CONDITIONS UPON ISSUANCE OF SHARES

10.1 Securities Laws.    Notwithstanding the provisions of any Option, SAR or offer of Restricted Stock, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be registered or qualified under applicable securities laws, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), or exempt from such registration or qualification. The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

10.2 Non-Compete Agreement.    As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or SAR or the receipt of Restricted Stock, the Grantee or recipient of Restricted Stock may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which (i) an Option or SAR is outstanding to such Grantee and for six months after any exercise of an Option or SAR or the receipt of Common Stock pursuant to the exercise of an Option or SAR and (ii) Restricted Stock is owned by such recipient and for six months after the restrictions on such Restricted Stock lapse. Failure to comply with this condition shall cause such Option or SAR and the exercise or issuance of shares thereunder and/or the award of Restricted Stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11. NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

12. MARKET STAND-OFF

Each Grantee and recipient of Restricted Stock, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options, SARs or receipt of Restricted Stock during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to a registration statement of the Company which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act and the restriction period shall not exceed 90 days after the registration statement becomes effective.

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13. AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of a Grantee or holder of Restricted Stock, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to Restricted Stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

14. EFFECTIVE DATE OF PLAN; TERMINATION

The Plan became effective on March 25, 2005, the date of adoption by the Board; provided, however, that no shares of Common Stock shall may be issued, and no Option or SAR shall be exercisable, unless and until the Plan is approved by the holders of a majority of the stockholders of the Company entitled to vote within 12 months after adoption by the Board. If any Options or SARs are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted. The Plan (but not Options and SARs previously granted under the Plan) shall terminate March 24, 2015. Termination of the Plan shall not affect any outstanding Options or SARs or the terms applicable to previously awarded Restricted Stock, which shall continue to be governed by the Plan.

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PROXY

ALLIANCE BANCSHARES CALIFORNIA

ANNUAL MEETING OF SHAREHOLDERS

May 27, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ALLIANCE BANCSHARES CALIFORNIA

The undersigned hereby appoints Lyn S. Caron and Michael L. Abrams, and each of them, the proxy or proxies of the undersigned with full powers of substitution to each to attend the Annual Meeting of Shareholders of Alliance Bancshares California to be held on Friday, May 27, 2005 at the Radisson Hotel Los Angeles Westside, 6161 West Centinela Avenue, Culver City, California, beginning at 10:00 A.M. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated April 27, 2005.

(This proxy is continued on the reverse side. Please date, sign and return promptly.)

(continued from other side)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” ALL NOMINEES

“FOR” APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

AND

“FOR” RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

1. Election of the following nominees as directors: FOR WITHHOLD

NOMINEES: Michael L. Abrams, Curtis S. Reis, Robert H. Bothner, D. Gregory Scott, Lyn S. Caron, Andrew A. Talley, Willie D. Davis, Robert H. Thompson

(Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee.)

2. Approval of the 2005 Equity Incentive Plan:

FOR AGAINST ABSTAIN

3. Ratification of the selection of McGladrey & Pullen, LLP as independent auditors:

FOR AGAINST ABSTAIN

4. Upon such other matters as may properly come before the Meeting or any adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, 2004 SUMMARY ANNUAL

REPORT AND FORM 10-KSB OF ALLIANCE BANCSHARES CALIFORNIA.

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Date: , 2005

Signature

Signature if held jointly

I plan to attend the Meeting: Yes No

This proxy will be voted FOR the nominees, FOR the approval of the 2005 Equity Incentive Plan, and FOR ratification of the selection of the independent auditors, unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the Meeting.

Please Detach Here

You Must Detach This Portion of the Proxy Card

Before Returning it in the Enclosed Envelope